SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549


                                        FORM 8-K



                                     CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



            Date of Report (date of earliest event reported):  June 25, 2001


                                  Nyer Medical Group, Inc.
                   (Exact Name of Registrant as Specified in its Charter)


        Florida                        000-20175                01-0469607
(State or other jurisdiction          (Commission              (IRS Employer
   of incorporation)                   File Number)             Identification
                                                                No.)


                    1292 Hammond Street, Bangor, Maine    04401
             (Address of principal executive offices)    (Zip Code)


         Registrant's telephone number, including area code    (207) 942-5273




















ITEM EIGHT.  CHANGE IN FISCAL YEAR.


On June 25, 2001, the board of directors of Nyer Medical Group, Inc. ("Nyer") approved a change of Nyer's fiscal year end from December 31 to June 30, effective June 30, 2001. A transition report on Form 10-K covering the transition period from January 1, 2001 through June 30, 2001 will be filed with the Securities and Exchange Commission on or before September 28, 2001.

















































     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on this 9th day of July, 2001.


                                        Nyer Medical Group, Inc.


                                        By:   /s/ Samuel Nyer
                                        Name:     Samuel Nyer
                                        Title:    Chairman of the Board,
                                                  President and Secretary